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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): April 2, 2003

                           Taylor Capital Group, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-50034                 36-4108550
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.



 350 East Dundee Road, Suite 300, Wheeling, Illinois                     60090
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 (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (847) 537-0020
                                                           --------------

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Item 9.   Regulation FD Disclosure.

          In the ordinary course of its business, Cole Taylor Bank ("CTB"), a wholly-owned subsidiary of Taylor Capital Group, Inc. ("TCG"), plans to publish an annual report that it will use to communicate information about CTB to various persons with whom it has commercial relationships, including its customers and depositors. TCG also intends to include a copy of the CTB annual report with TCG's proxy statement to be mailed to TCG stockholders with respect to TCG's 2003 annual meeting of stockholders. The CTB annual report will include the unaudited financial information set forth below with respect to CTB. Prior to the date hereof, some of this information has not been filed with or furnished to the Securities and Exchange Commission nor has it otherwise been publicly disseminated.

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                      Cole Taylor Bank Financial Highlights

                                   (Unaudited)

                                                             For the year ended
(in thousands)                                                December 31, 2002
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Income statement data:
Total interest income                                                 $  146,015
Total interest expense                                                    42,867
                                                                      ----------
Net interest income                                                      103,148
Provision for loan losses                                                  9,900
                                                                      ----------
Net interest income after provision for loan losses                       93,248
Total noninterest income                                                  22,138
Total noninterest expense                                                 75,639
                                                                      ----------
Income before income taxes                                                39,747
Income taxes                                                              14,360
                                                                      ----------

Net income                                                            $   25,387
                                                                      ==========



(in thousands)                                                December 31, 2002
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Balance sheet data:
Cash and cash equivalents                                                 92,909
Investment securities                                                    512,564
Loans, net of allowance for loan losses of $34,073                     1,845,401
Premises, leasehold improvements and equipment, net                       19,090
Other assets                                                              58,800
                                                                      ----------
Total assets                                                          $2,528,764
                                                                      ==========
Total deposits                                                         1,969,929
Borrowings and other liabilities                                         338,389
Total stockholder's equity                                               220,446
                                                                      ----------
Total liabilities and stockholder's equity                            $2,528,764
                                                                      ==========







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     The financial data above is derived from the unaudited financial statements of CTB. You should not place undue reliance on this data. CTB is a wholly-owned subsidiary of TCG. Accordingly, in conjunction with your review of the financial data above, we encourage you to read Management's Discussion and Analysis of Financial Condition and Results of Operations, TCG's audited consolidated financial statements as of and for the year ended December 31, 2002 and the related notes included in TCG's 2002 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 21, 2003. A copy of TCG's 2002 Annual Report on Form 10-K can be obtained on the Securities and Exchange Commission's web site at http://www.sec.gov or by contacting Christopher
Stoepel, Senior Vice President, Marketing at (847) 537-0020.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 2, 2003

                           TAYLOR CAPITAL GROUP, INC.

                           By:   /s/ J. CHRISTOPHER ALSTRIN
                           --------------------------------
                           J. Christopher Alstrin
                           Chief Financial Officer